Cordovano and Honeck LLP                            Certified Public Accountants
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                                                    88 Inverness Circle East
                                                    Building M-103
                                                    Englewood, Colorado 80112
                                                    (303) 329-0220 Phone
                                                    (303) 316-7493 Fax
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                                September 1, 2006

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549


Re:    CytoDyn, Inc.



Commissioners:

We are the principal accountants for CytoDyn, Inc. We have read CytoDyn, Inc.'s statements which we understand will be filed with the Commission pursuant to
Item 4.02 (b) of Form 8-K. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,



/s/ Cordovano and Honeck LLP
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Cordovano and Honeck LLP